UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K/A

AMENDMENT NO. 1

to

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  May 9, 2005

HealthGate Data Corp.

(Exact name of registrant as specified in its charter)

Delaware	0-28701	04-3220927
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

25 Corporate Drive, Suite 310, Burlington, Massachusetts 01803

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code:  (781) 685-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01 of the Current Report on Form 8-K (date of earliest event reported: May 9, 2005) of HealthGate Data Corp., a Delaware corporation, is hereby amended to read in its entirety as follows:

Item 9.01.  Financial Statements and Exhibits.

(a)  Financial Statements of Business Acquired.

Not Applicable

(b)  Pro Forma Financial Information.

The following unaudited pro forma condensed consolidated financial statements are filed with this report as Exhibit 99.2

Pro Forma Condensed Consolidated Balance Sheet as of March 31, 2005

Pro Forma Condensed Consolidated Statement of Operations for the three months ended March 31, 2005

Pro Forma Condensed Consolidated Statement of Operations for the twelve months ended December 31, 2004

(c) Exhibits.

Exhibit Number	Exhibit Description

10.1 **	Asset Purchase Agreement, dated January 18, 2005, between HealthGate Data Corp. and EBSCO Publishing, Inc. (excluding Schedules).

99.1 ***	Press Release dated May 9, 2005, announcing HealthGate Data Corp.’s sale of its patient content repository business assets to EBSCO Publishing.

99.2 *	Unaudited Pro Forma Condensed Consolidated Financial Statements.

* Filed herewith

** Previously filed with Registrant’s Form 8-K dated January 18, 2005

*** Previously filed with Registrant’s Form 8-K dated May 9, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

HealthGate Data Corp.

Date: May 24, 2005	By:	/s/ William S. Reece
William S. Reece
Chairman and Chief Executive Officer

	By:	/s/ Julie Furrier
Julie Furrier
Chief Financial Officer